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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 ---------------


       Date of Report (Date of earliest event reported): FEBRUARY 17, 2000




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                   000-22433               75-2692967
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300

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Item 5. OTHER EVENTS.

         On February 22, 2000, Brigham Exploration Company (the "Company") announced that it entered into a series of financing agreements that provide funding for its planned 2000 capital expenditure program and working capital obligations. These transactions include (i) a restructuring of its senior credit facility to provide from $14 million to $19 million in borrowing availability,
(ii) amendments to the terms of its senior subordinated notes to provide for the restructured credit facility and additional financial flexibility, and (iii) the issuance of $4.5 million of common stock and warrants to purchase common stock in a private placement.

         A copy of the Company's press release regarding the financing transactions contemplated thereby is attached hereto as Exhibit 99.1. The following summaries of the financing transactions are qualified in their entirety by reference to the related financing agreements, copies of which are attached hereto as Exhibits 10.1 through 10.15, and are incorporated in these summaries by reference.

         Amended Credit Facility. On February 17, 2000, Brigham entered into an amended senior credit facility with its existing lenders, Bank of Montreal and Societe Generale, and a new lender, Shell Capital Inc. This amended facility provides the Company with $70 million in borrowing availability for a three-year term, an increase from the $56 million in availability under the existing facility. If Brigham exceeds certain asset value and interest coverage tests in the second or third quarters of 2000, the total borrowing availability under this credit facility will increase to $75 million. Borrowings under the senior credit facility in excess of $45 million are convertible into shares of Brigham common stock in the following amounts: (i) the first $10 million of borrowings is convertible at $3.90 per share, (ii) the second $10 million is convertible at $6.00 per share and (iii) the final $10 million is convertible at $8.00 per share. If the credit facility is repaid at maturity or is prepaid prior to maturity without payment of cash premiums, the Company must issue to Shell Capital warrants to purchase Brigham common stock. All borrowings under the senior credit facility bear interest at annual rates of LIBOR plus 3.00%, or approximately 8.875% based on current LIBOR rates. In addition, certain financial covenants of the senior credit facility have been amended or added. In connection with this amendment, the Company has agreed to reset the price of the warrants to purchase one million shares of Brigham common stock previously issued to the Bank of Montreal and Societe Generale from a current exercise price of $2.25 per share to $2.02 per share.

         Amended Senior Subordinated Notes. On February 17, 2000, Brigham entered into an amendment to the terms of the indenture related to its outstanding senior subordinated notes due 2003 (the "Notes"). In this amendment, the holders of the Notes have agreed to waive the minimum consolidated interest coverage ratio covenant through June 30, 2000 and to adjust subsequent levels under this test. In addition, the amendment to the Notes provides the Company with an extension of its right to pay interest through the issuance of additional Notes in lieu of cash (or "in-kind") through the third quarter of 2000 and potentially through the fourth quarter of 2000 if certain conditions are met. In exchange for granting these amendments, the Company has agreed to
(i) reset the price of the warrants to purchase one million shares of Brigham common stock previously issued to the holders of the Notes from a current exercise price of $3.50 per share to the average market price of Brigham common stock during the twenty day period beginning February 22nd and ending March 12th, and (ii) grant to holders of the Notes a term overriding royalty interest that provides for



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the limited right to receive 4%, or 3% if certain conditions are met, of the
Company's net production revenue to reduce any outstanding Notes issued as interest paid in-kind.

         Private Equity Placement. On February 22, 2000, Brigham entered into an agreement to issue 2,195,122 shares of common stock and 731,707 warrants to purchase common stock for total consideration of $4.5 million in a private placement to a group of institutional investors led by affiliates of two members of the Company's board of directors. The equity sale consists of units that include one share of common stock priced at $2.0525 per share and one-third of a warrant to purchase Brigham common stock at an exercise price of $2.5625 per share with a three-year term. Pricing of this private equity placement was based on the average market price of Brigham common stock during a twenty trading day period prior to issuance.

         Disclosure Regarding Forward-Looking Statements. The Company or its representatives may make forward looking statements, oral or written, including statements in this report, press releases and filings with the SEC, regarding estimated future net revenues from oil and natural gas reserves and the present value thereof, planned capital expenditures (including the amount and nature thereof), increases in oil and gas production, the number of wells the Company anticipates drilling in its planned capital expenditure programs and the Company's financial position, business strategy and other plans and objectives for future operations. Although the Company believes that the expectations reflected in these forward looking statements are reasonable, there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected effects on its business or operations. Among the factors that could cause actual results to differ materially from the Company's expectations are general economic conditions, inherent uncertainties in interpreting engineering data, operating hazards, delays or cancellations of drilling operations for a variety of reasons, competition, fluctuations in oil and gas prices, the ability of the Company to successfully integrate the business and operations of acquired companies, government regulations and other factors set forth among the risk factors in its filings with the SEC. All subsequent oral and written forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. The Company assumes no obligation to update any of these statements.



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                    Item                Exhibit

                    10.1* Amended and Restated Credit Agreement dated as of February 17, 2000 among Brigham Oil & Gas, L.P., as Borrower, Bank of Montreal, as Agent, and the Lenders signatory hereto.

                    10.2* Amended and Restated Guaranty Agreement dated as of February 17, 2000 by Brigham Exploration Company in favor of Bank of Montreal, as Agent, and each of the Lenders party to the Amended and Restated Credit Agreement.

                    10.3* Partial Assignment of Notes dated as of February 17, 2000 by and among (i) Bank of Montreal, (ii) Societe Generale, Southwest Agency, (iii) Shell Capital Inc,, and (iv) Brigham Oil & Gas, L.P.

                    10.4* First Amendment to Warrant Agreement dated as of February 17, 2000 between Brigham Exploration Company and Bank of Montreal.

                    10.5* First Amendment to Warrant Agreement dated as of February 17, 2000 between Brigham Exploration Company and Societe Generale, Southwest Agency.

                    10.6* Equity Conversion Agreement dated as of February 17, 2000 by and among Brigham Oil & Gas, L.P., Brigham Exploration Company and Shell Capital Inc. and its successors and assigns.



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                    10.7*               Warrant Agreement dated as of February
                                        17, 2000 by and between Brigham
                                        Exploration Company and Shell Capital
                                        Inc.

                    10.8* Registration Rights Agreement dated as of February 17, 2000 by and between Brigham Exploration Company and Shell Capital Inc.

                    10.9* Letter dated as of February 17, 2000 regarding certain fees pursuant to Credit Agreement dated as of February 17, 2000, among Brigham Oil & Gas, L.P., Bank of Montreal, as Agent, Shell Capital Inc. and the lenders signatory thereto.

                    10.10* Second Amendment to Intercreditor and Subordination Agreement dated as of February 17, 2000 by and among ECT Merchant Investments Corp., Joint Energy Development Investments II Limited Partnership and Bank of Montreal, as agent for each of the lenders that is a signatory to, or which becomes a signatory to, the Senior Credit Agreement.

                    10.11* Second Amendment to Indenture dated as of February 17, 2000 among Brigham Exploration Company and Chase Bank of Texas, National Association.

                    10.12* Conveyance of Adjustable Term Overriding Royalty Interest dated as of February 17, 2000 by and between Brigham Oil & Gas, L.P., and ECT Merchant Investments Corp. and Joint Energy Development Investments II Limited Partnership.

                    10.13* Warrant Certificate dated as of February 17, 2000 by and between Brigham Exploration Company and Joint Energy Development Investments II Limited Partnership.



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                    10.14*              Warrant Certificate dated as of February
                                        17, 2000 by and between Brigham
                                        Exploration Company and ECT Merchant
                                        Investments Corp.

                    10.15* Securities Purchase and Registration Rights Agreement dated as of February 22, 2000 by and among Brigham
                                        Exploration Company and GAP Coinvestment
                                        Partners II, L.P., Special Situations
                                        Private Equity Fund, L.P., and Aspect
                                        Resources, L.L.C.

                    99.1*               Press Release dated February 22, 2000.

-------
*  filed herewith.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BRIGHAM EXPLORATION COMPANY



Date:      February 29, 2000                     By: /s/ Curtis F. Harrell
                                                     ---------------------------
                                                     Curtis F. Harrell
                                                     Chief Financial Officer



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                                INDEX TO EXHIBITS


                    EXHIBIT NUMBER                 DESCRIPTION
                    --------------                 -----------

                    10.1*               Amended and Restated Credit Agreement
                                        dated as of February 17, 2000 among
                                        Brigham Oil & Gas, L.P., as Borrower,
                                        Bank of Montreal, as Agent, and the
                                        Lenders signatory hereto.

                    10.2*               Amended and Restated Guaranty Agreement
                                        dated as of February 17, 2000 by Brigham
                                        Exploration Company in favor of Bank of
                                        Montreal, as Agent, and each of the
                                        Lenders party to the Amended and
                                        Restated Credit Agreement.

                    10.3*               Partial Assignment of Notes dated as of
                                        February 17, 2000 by and among (i) Bank
                                        of Montreal, (ii) Societe Generale,
                                        Southwest Agency, (iii) Shell Capital
                                        Inc,, and (iv) Brigham Oil & Gas, L.P.

                    10.4*               First Amendment to Warrant Agreement
                                        dated as of February 17, 2000 between
                                        Brigham Exploration Company and Bank of
                                        Montreal.

                    10.5*               First Amendment to Warrant Agreement
                                        dated as of February 17, 2000 between
                                        Brigham Exploration Company and Societe
                                        Generale, Southwest Agency.

                    10.6*               Equity Conversion Agreement dated as of
                                        February 17, 2000 by and among Brigham
                                        Oil & Gas, L.P., Brigham Exploration
                                        Company and Shell Capital Inc. and its
                                        successors and assigns.

                    10.7*               Warrant Agreement dated as of February
                                        17, 2000 by and between Brigham
                                        Exploration Company and Shell Capital
                                        Inc.


                    10.8*               Registration Rights Agreement dated as
                                        of February 17, 2000 by and between
                                        Brigham Exploration Company and Shell
                                        Capital Inc.

                    10.9*               Letter dated as of February 17, 2000
                                        regarding certain fees pursuant to
                                        Credit Agreement dated as of February
                                        17, 2000, among Brigham Oil & Gas, L.P.,
                                        Bank of Montreal, as Agent, Shell
                                        Capital Inc. and the lenders signatory
                                        thereto.

                    10.10*              Second Amendment to Intercreditor and
                                        Subordination Agreement dated as of
                                        February 17, 2000 by and among ECT
                                        Merchant Investments Corp., Joint Energy
                                        Development Investments II Limited
                                        Partnership and Bank of Montreal, as
                                        agent for each of the lenders that is a
                                        signatory to, or which becomes a
                                        signatory to, the Senior Credit
                                        Agreement.

                    10.11*              Second Amendment to Indenture dated as
                                        of February 17, 2000 among Brigham
                                        Exploration Company and Chase Bank of
                                        Texas, National Association.

                    10.12*              Conveyance of Adjustable Term Overriding
                                        Royalty Interest dated as of February
                                        17, 2000 by and between Brigham Oil &
                                        Gas, L.P., and ECT Merchant Investments
                                        Corp. and Joint Energy Development
                                        Investments II Limited Partnership.

                    10.13*              Warrant Certificate dated as of February
                                        17, 2000 by and between Brigham
                                        Exploration Company and Joint Energy
                                        Development Investments II Limited
                                        Partnership.

                    10.14*              Warrant Certificate dated as of February
                                        17, 2000 by and between Brigham
                                        Exploration Company and ECT Merchant
                                        Investments Corp.

                    10.15*              Securities Purchase and Registration
                                        Rights Agreement dated as of February
                                        22, 2000 by and among Brigham
                                        Exploration Company and GAP Coinvestment
                                        Partners II, L.P., Special Situations
                                        Private Equity Fund, L.P., and Aspect
                                        Resources, L.L.C.

                    99.1*               Press Release dated February 22, 2000.